                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ABERCROMBIE & FITCH CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              ABERCROMBIE & FITCH
                             FOUR LIMITED PARKWAY
                           REYNOLDSBURG, OHIO 43068
                                (614) 577-6500

                                                                   May 29, 1998

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time, on July 16, 1998, at the offices of Abercrombie & Fitch Co., Four Limited Parkway, Reynoldsburg, Ohio. This is the first Annual Meeting of Stockholders since the completion of our separation from The Limited, and I hope that you will all be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of Abercrombie & Fitch, including our new status as an independent company.

  The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached, and the matters to be acted upon by our stockholders are set forth in such Notice of Annual Meeting of Stockholders. Our Investor Relations telephone number is (614) 577-6493 should you require assistance in finding the location of the meeting.

  It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

                                          Sincerely yours,

                                          /s/ Michael S. Jeffries
                                          Michael S. Jeffries
                                          Chairman and Chief Executive Officer

                              ABERCROMBIE & FITCH

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 16, 1998

                                                                   May 29, 1998

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abercrombie & Fitch Co., a Delaware corporation (the "Company"), will be held at the offices of Abercrombie & Fitch Co., Four Limited Parkway, Reynoldsburg, Ohio on July 16, 1998, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

    1. To elect two directors to serve for terms of three years.

    2. To consider and vote upon a proposal to approve the 1998 Restatement of the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan.

    3. To consider and vote upon a proposal to approve the 1998 Restatement of the Abercrombie & Fitch Co. 1996 Stock Plan for Non-Associate Directors.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record, as shown by the transfer books of the Company, at the close of business on May 27, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Michael S. Jeffries
                                          Michael S. Jeffries
                                          Chairman and Chief Executive Officer


 PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                              ABERCROMBIE & FITCH
                             FOUR LIMITED PARKWAY
                           REYNOLDSBURG, OHIO 43068
                                (614) 577-6500

                                PROXY STATEMENT
                              DATED MAY 29, 1998

                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 16, 1998

  The accompanying proxy is solicited by the Board of Directors of Abercrombie & Fitch Co. (the "Company") to be voted at the Annual Meeting of Stockholders to be held July 16, 1998 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted in accordance with the recommendation of the Company's Board of Directors with respect to each matter submitted to the Company's stockholders for approval. Abstentions will not be voted, but will be counted for determining the presence of a quorum. Broker non-votes will not be counted for any purpose. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

  The shares entitled to vote at the meeting consist of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company, with each share entitling the holder of record to one vote. At the close of business on May 27, 1998, the record date for the Annual Meeting, there were outstanding 51,630,077 shares of Common Stock (this amount includes the 3,115,455 shares of Common Stock owned by The Limited which will be distributed to Limited stockholders in the Spin-Off). This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about May 29, 1998.

  The Company consummated an initial public offering of its Class A Common Stock in September 1996 (the "Initial Public Offering"). Prior to that time, the businesses comprising Abercrombie & Fitch were wholly owned by The Limited. On May 19, 1998, The Limited, Inc., a Delaware corporation and the former parent of the Company ("The Limited"), consummated its exchange offer (the "Split-Off") whereby 40,484,545 shares of Common Stock (approximately 93% of the Common Stock then owned by The Limited) were distributed to tendering stockholders of The Limited in exchange for the common stock, par value $.50 per share ("Limited Common Stock"), of The Limited. The Limited will be distributing its remaining shares of Common Stock (3,115,455 shares) to Limited stockholders who were stockholders of record as of the close of business on May 29, 1998 (the "Spin-Off"). Accordingly, The Limited will not own any shares of Common Stock after such date.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS.

  Two members of the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual Meeting of Stockholders in 2001 or until their successors are elected and qualified. The nominees of the Board of Directors for such positions are identified below. In the event any of such nominees is unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of such person nominated by the Board of Directors in substitution. The Company has no reason to believe that any nominee of the Board of Directors will be unable to serve as a director if elected.

  Stockholders wishing to nominate directors for election may do so by delivering to the Secretary of the Company, no later than 14 days before the Annual Meeting, a notice setting forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee and (c) the number of shares of stock of the Company beneficially owned by each such nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The two nominees receiving the highest number of votes will be elected directors. Proxies may not be voted for more than two nominees.

BUSINESS EXPERIENCE.

 Nominees of the Board of Directors for Election at the 1998 Annual Meeting.

JOHN A. GOLDEN        Mr. Golden has been a limited partner of Goldman Sachs
                      Group L.P. since 1994 and a general partner prior thereto. Mr. Golden is also a member of the Board of Trustees of Colgate University. Goldman, Sachs & Co., an affiliate of Goldman Sachs Group L.P., has from time to time provided investment banking services to the Company, including acting as dealer manager in the Split-Off and lead manager for the Initial Public
                      Offering, for which Goldman, Sachs & Co. received customary compensation.

SETH R. JOHNSON       Mr. Johnson has been Vice President and Chief Financial
                      Officer of the Company since 1992. Mr. Johnson was
                      Director of Financial Analysis of The Limited from 1989 until 1992 and was Director of Financial Reporting of The Limited Stores, Inc., from 1986 until 1989.

 Directors Whose Terms Continue until the 1999 Annual Meeting.

SAM N. SHAHID, JR.    Mr. Shahid has been President and Creative Director of
                      Shahid & Company, Inc., an advertising and design agency, since 1993. Prior thereto, he has served as Vice
                      President and Creative Director of Banana Republic
                      Advertising (an in-house agency for Banana Republic) and Vice President and Creative Director of CRK Advertising
                      (an in-house agency for Calvin Klein). Shahid & Company,
                      Inc. has provided advertising and design services for the Company since 1995. Fees paid to Shahid & Company,
                      Inc. for services provided during fiscal year 1997 were approximately $850,000.

DOUGLAS L. WILLIAMS
                      Mr. Williams has been a partner in the Columbus office of Vorys, Sater, Seymour and Pease LLP since 1993. Mr. Williams is also a member of the Board of the United Way and the Children's Defense Fund for the State of Ohio. Prior to joining Vorys, Sater, Mr. Williams was a partner at the firm of Schwartz, Kelm, Warren & Rubenstein. Vorys, Sater has provided corporate legal services for the Company since 1993.

 Directors Whose Terms Continue until the 2000 Annual Meeting.

GEORGE FOOS           Mr. Foos has been a management consultant focusing on
                      retail chains and apparel manufacturers since 1989.
                      Prior thereto, he has served as Chairman of the Board of Emporium Capwell Department Stores and President and
                      Chief Executive Officer of May Department Stores,
                      Southern California.

MICHAEL S. JEFFRIES   Mr. Jeffries has been Chairman of the Company since the
                      consummation of the Split-Off and has been Chief
                      Executive Officer of the Company since February 1992.
                      Prior to the consummation of the Split-Off, Mr. Jeffries held the title of President of the Company.

JOHN W. KESSLER       Mr. Kessler has been the Chairman of New Albany Co.
                      since 1988, Chairman of Marsh & McLennan Real Estate
                      Advisors, Inc. (a real estate consulting firm) since
                      1980 and Chairman of the John W. Kessler Company (a real estate development company) since 1975. Mr. Kessler has also been a director of Banc One since 1995.

INFORMATION CONCERNING THE BOARD OF DIRECTORS.

  The Company's Board of Directors held three meetings and took action in writing without a meeting on two occasions in fiscal year 1997. During fiscal year 1997, all of the directors attended 75% or more of the total number of meetings of the Board and of Committees of the Board on which they served. During fiscal year 1997 until the consummation of the Split-Off, the members of the Company's Board of Directors were Messrs. Leslie H. Wexner, Kenneth B. Gilman, Michael S. Jeffries, Roger D. Blackwell, E. Gordon Gee and Donald B. Shackelford. Effective upon the consummation of the Split-Off, all such members of the Board other than Mr. Jeffries resigned as directors and were replaced by six new directors, Messrs. Foos, Golden, Johnson, Kessler, Shahid and Williams.

  The Compensation Committee of the Board is charged with reviewing executive compensation and administering the Company's stock option and performance incentive plans. During fiscal year 1997 until the consummation of the Split-Off, its members were Messrs. Shackelford (Chair) and Gee. Currently, its members are Messrs. Kessler (Chair) and Foos. Members of the Compensation Committee held four meetings and took action in writing without a meeting on twelve occasions in fiscal year 1997.

  The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. During fiscal year 1997 until the consummation of the Split-Off, its members were Messrs. Jeffries (Chair), Gilman and Shackelford. Currently, its members are Messrs. Jeffries (Chair), Golden and Williams.

  The Audit Committee of the Board was formed on May 19, 1998. It will recommend the firm to be employed as the Company's independent public accountants and review the scope of the audit and audit fees. In addition, the Audit Committee will consult with the independent auditors with regard to the plan of audit, the resulting audit report and the accompanying management letter, and confer with the independent auditors with regard to the adequacy of internal accounting controls, as appropriate, out of the presence of management. The members of the Audit Committee are Messrs. Golden (Chair) and Williams.

EXECUTIVE OFFICERS.

  In addition to Messrs. Johnson and Jeffries, Michele Donnan-Martin also serves as an executive officer of the Company. Ms. Donnan-Martin, age 34, has been Vice President--General Merchandising Manager-- Women's of the Company since February 1996 and for three and one-half years prior thereto held the position of Vice-President Women's Merchandising of the Company.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT.

  Set forth below is certain information about the security ownership of all directors of the Company, the executive officers of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group.

                                                     NUMBER OF SHARES OF
 NAME, POSITION WITH THE     DIRECTOR                   COMMON STOCK
     COMPANY; AND/OR       CONTINUOUSLY              BENEFICIALLY OWNED  PERCENT OF
PRINCIPAL OCCUPATION, AGE     SINCE     TERM EXPIRES       (a)(b)          CLASS
-------------------------  ------------ ------------ ------------------- ----------
Michele S. Donnan-Martin.       **           **             45,736(c)         *
 Vice President--General
 Merchandising Manager
 Women's, 34
George Foos..............      1998         2000             1,000            *
 Director; Management
 Consultant, 77
Kenneth B. Gilman........       **           **             10,000            *
 Vice Chairman and Chief
 Administrative Officer
 of The Limited, 51(d)
John A. Golden...........      1998         1998            10,000            *
 Director; Limited
 Partner of Goldman Sachs
 Group L.P., 53
Michael S. Jeffries......      1996         2000           250,271(c)         *
 Director; Chairman and
 Chief Executive
 Officer, 53
Seth R. Johnson..........      1998         1998            23,459(c)         *
 Director; Vice
 President--Chief
 Financial Officer, 44
John W. Kessler..........      1998         2000               --             *
 Director; Chairman of
 the Board of New Albany
 Co., Chairman of the
 Board of Marsh &
 McLennan Real Estate
 Advisors, Inc. and
 Chairman of the Board of
 John W. Kessler Company,
 62
Sam N. Shahid, Jr........      1998         1999               --             *
 Director; President and
 Creative Director of
 Shahid & Company, Inc.,
 57
Leslie H. Wexner.........        **           **            10,000            *
 Chairman of the Board,
 Chief Executive Officer
 and President of The
 Limited, 60(e)
Douglas L. Williams......      1998         1999               --             *
 Director; Partner of Law
 Firm of Vorys, Sater,
 Seymour and Pease, 44
All directors and
 executive officers as a
 group...................        **           **           350,466(f)         *

--------
 * Less than 1%.

** Not applicable.

(a) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.

(b) Reflects ownership as of May 20, 1998.

(c) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Jeffries, 232,500; Ms. Donnan-Martin, 41,750; Mr. Johnson, 13,250; and all directors and executive officers as a group, 287,500.

(d) Mr. Gilman served as Vice Chairman of the Company from 1996 until the consummation of the Split-Off. Effective upon the consummation of the Split-Off, Mr. Gilman resigned from all offices with the Company and any subsidiary of the Company.

(e) Mr. Wexner served as Chairman of the Company from 1996 until the consummation of the Split-Off. Effective upon the consummation of the Split-Off, Mr. Wexner resigned from all offices with the Company and any subsidiary of the Company.

(f) Includes 287,500 shares issuable within 60 days upon the exercise of outstanding stock options.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

  The following table provides information concerning compensation paid by the Company (except, as noted below, for Executive Officers Wexner and Gilman, whose compensation was paid by The Limited in the years noted) to each of the named executive officers of the Company for its last two fiscal years and by The Limited for fiscal year 1995 and that portion of fiscal year 1996 prior to the consummation of the Initial Public Offering.

                          SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION          LONG-TERM COMPENSATION AWARDS
                                  ---------------------- -----------------------------------------------
                                                                        SECURITIES
                                                          RESTRICTED    UNDERLYING
   NAME AND PRINCIPAL      FISCAL                           STOCK         OPTIONS         ALL OTHER
       POSITION(1)          YEAR  SALARY ($) BONUS(2)($) AWARDS(3)($)   AWARDED (#)   COMPENSATION(4)($)
   ------------------      ------ ---------- ----------- ------------   -----------   ------------------
Leslie H. Wexner.........   1997  $1,000,000 $1,861,560          --      1,600,000(5)      $135,296
 Chairman of the Board      1996   1,011,538    915,000          --        200,000(5)       151,629
                                                                           100,000(6)
                            1995   1,150,000    768,315          --        100,000(5)       148,436
Kenneth B. Gilman........   1997     900,000  1,228,630   $6,220,313(5)    500,000(5)       195,094
 Vice Chairman              1996     903,846    603,900          --         50,000(5)       187,192
                                                                            50,000(6)
                            1995     941,935    449,820          --         25,000(5)       190,772
Michael S. Jeffries......   1997     596,154  1,200,000    8,000,000(7)  1,000,000(7)       190,184
 Chairman and Chief         1996     546,154    990,275    1,060,478(7)    130,000(7)       140,380
 Executive Officer                                            93,366(5)
                            1995     491,700    426,300      159,393(5)     12,000(5)       104,772
Michele S. Donnan-Martin.   1997     320,000    390,000      311,250(7)    225,000(7)        66,453
 Vice President--General    1996     256,923    234,065      203,203(7)     28,000(7)        46,657
 Merchandising                                                15,561(5)
 Manager--Women's           1995     217,510    107,184       26,566(5)      5,000(5)        36,051
Seth R. Johnson..........   1997     261,923    265,000      186,750(7)    175,000(7)        55,010
 Vice President--Chief      1996     223,077    202,556       43,203(7)      6,500(7)        45,873
 Financial Officer                                            15,561(5)
                            1995     198,340     97,440       26,566(5)      5,000(5)        39,854

--------
(1) Effective upon the consummation of the Split-Off, Messrs. Wexner and Gilman resigned from the Board of Directors of the Company and all offices which they then held with the Company or with any subsidiary of the Company. Messrs. Wexner and Gilman are currently and were during fiscal years 1997, 1996 and 1995 employed by The Limited and received no direct compensation from the Company. The annual base salary and annual bonus opportunity for Messrs. Wexner and Gilman in respect of their service with The Limited and its affiliates was determined by The Limited's Compensation Committee and was paid by The Limited.

(2) Represents for each fiscal year, the aggregate of the performance-based incentive compensation for the Spring and Fall selling seasons.

(3) Represents for each executive officer, the restricted stock awards for the specified fiscal year under the Company's 1996 Stock Option and Performance Incentive Plan for awards of Common Stock and under The Limited, Inc. 1993 Stock Option and Performance Incentive Plan for awards of Limited Common Stock. Information set forth above is based on the closing price of the stated common stock on the date on which the awards were made.

    On February 1, 1998, 10,000 and 6,000 restricted shares of Common Stock were granted to Executive Officers Donnan-Martin and Johnson, respectively, based on business performance for fiscal year 1997. The per share value of Common Stock on the then most recent prior date on which there were sales (January 30, 1998) was $31.125. This award vests 10% on the grant date, and 20%, 30% and 40% on the first through third anniversaries of the grant date, in each case, subject to the holder's continued employment with the Company.

    On May 20, 1997, 300,000 restricted shares of Limited Common Stock were granted to Mr. Gilman. The per share value of Limited Common Stock on such date was $19.50. This award is earned subject to established financial performance measures and once earned, vests 10%, 10%, 10%, 15%, 20% and 35% on the first through sixth anniversaries of the grant date, respectively, subject to continued employment with The Limited.

    On May 13, 1997, 500,000 restricted shares of Common Stock were granted to Mr. Jeffries. The per share value of Common Stock on such date was $16.00. This award is earned subject to established financial performance measures and once earned, vests over six years, subject to continued employment with the Company.

    On March 25, 1997, 19,750 restricted shares of Limited Common Stock were granted to Mr. Gilman. The per share value of Limited Common Stock on such date was $18.75. This award vests 100% one year from the grant date, subject to continued employment with The Limited.

    On February 1, 1997, 24,762, 3,142 and 3,142 restricted stock performance awards of Common Stock were granted to Executive Officers Jeffries, Donnan-Martin and Johnson, respectively. The per share value of Common Stock on Friday, January 31, 1997 was $13.75. On August 1, 1996, 4,788, 798 and 798
    restricted stock performance awards of Limited Common Stock were granted to Executive Officers Jeffries, Donnan-Martin and Johnson, respectively. The per share value of Limited Common Stock on such date was $19.50. These awards, which are in respect of 1996 performance, generally vest 10% on the grant date and 20%, 30% and 40% on the first through third anniversaries of the grant date, in each case, subject to the holder's continued employment with the Company.

    On September 25, 1996, 45,000 and 4,500 restricted shares of Common Stock were awarded to Executive Officers Jeffries and Donnan-Martin, respectively, in consideration of the cancellation of Mr. Jeffries' March 1, 1994 and Ms. Donnan-Martin's February 2, 1996 grant of restricted shares of Limited Common Stock. These awards to Mr. Jeffries and Ms. Donnan-Martin vest 100% on March 1, 1999 and February 2, 2001, respectively, subject to continued employment. Also, on September 25, 1996, 5,500 restricted shares of Common Stock were awarded to Ms. Donnan-Martin. Such shares vest 100% five years from the grant date, subject to continued employment with the Company. The per share value of Common Stock on such date was the Initial Public Offering price of $16.00 per share.

    On February 1, 1996, 9,516, 1,586 and 1,586 restricted stock performance awards of Limited Common Stock were granted to Executive Officers Jeffries, Donnan-Martin and Johnson, respectively, in respect of 1995 performance. The per share value of Limited Common Stock on such date was $16.75. These awards generally vest 10% on the grant date and 20%, 30% and 40% on the first through third anniversaries of the grant date, in each case subject to the holder's continued employment with the Company.

   As of January 31, 1998, the aggregate holdings of restricted shares of Common Stock and the market value of such holdings for such named executive officers were: Mr. Jeffries, 567,286 shares, $17,656,777; Ms. Donnan-Martin, 22,828 shares, $710,522; and Mr. Johnson, 8,828 shares, $274,772
   (based on the $31.125 fair market value of Common Stock as of Friday, January 30, 1998). The holdings of Executive Officers Donnan-Martin and Johnson include the 10,000 and 6,000 restricted shares, respectively, as noted in the second paragraph of this footnote.

   As of January 31, 1998, the aggregate holdings of restricted shares of Limited Common Stock and the market value of such holdings for each of the named executive officers were: Mr. Wexner, 13,000 shares, $344,500; Mr. Gilman, 326,250 shares, $8,645,625; Mr. Jeffries, 14,814 shares, $392,571;
   Ms. Donnan-Martin, 2,470 shares, $65,455; and Mr. Johnson, 2,470 shares $65,455 (based on the $26.50 fair market value of a share of Limited Common Stock as of Friday, January 30, 1998).

   Dividends will not be paid or accrue with respect to shares of restricted stock until such shares vest.

(4) Represents for each executive officer, the amount of employer matching and supplemental contributions allocated to his or her account under certain of The Limited's qualified and non-qualified defined contribution plans during 1997.

(5) Denominated in shares of Limited Common Stock.

(6) Denominated in shares of the Class A Common Stock of Intimate Brands, Inc.

(7) Denominated in shares of Common Stock.

LONG-TERM INCENTIVE PLAN AWARDS.

  No awards were granted in respect of the 1997 fiscal year to the named executive officers other than the restricted stock performance awards as disclosed in the Summary Compensation Table.

STOCK OPTIONS.

  The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1997 fiscal year.

                       OPTION GRANTS IN FISCAL YEAR 1997

                                           INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                           ------------------------------------------------------    VALUE AT ASSUMED
                                             PERCENT OF                            ANNUAL RATES OF STOCK
                             SECURITIES    TOTAL OPTIONS                          PRICE APPRECIATION FOR
                             UNDERLYING      GRANTED TO   EXERCISE                   OPTION TERM(4)($)
                              OPTIONS        ASSOCIATES   PRICE PER    EXPIRATION -----------------------
          NAME             GRANTED (#)(1)  IN FISCAL YEAR SHARE ($)       DATE        5%          10%
-------------------------  --------------  -------------- ---------    ---------- ----------- -----------
Leslie H. Wexner.........    1,600,000(2)      22.01%(2)  $22.1375(5)   07/02/07  $22,275,448 $56,450,358
Kenneth B. Gilman........      500,000(2)       6.88%(2)   19.5000      05/21/07    6,131,723  15,538,989
Michael S. Jeffries......    1,000,000(3)      60.13%(3)   16.0000      05/14/07   10,062,314  25,499,879
Michele S. Donnan-Martin.      150,000(3)       9.02%(3)   16.0000      02/21/07    1,509,347   3,824,982
                                75,000(3)       4.51%(3)   30.6250      12/06/07    1,444,492   3,660,627
Seth R. Johnson..........      100,000(3)       6.01%(3)   16.0000      02/21/07    1,006,231   2,549,988
                                75,000(3)       4.51%(3)   30.6250      12/06/07    1,444,492   3,660,627

--------
(1) On July 1, 1997, options were granted to Mr. Wexner and on May 20, 1997, options were granted to Mr. Gilman pursuant to The Limited's 1993 Stock Option and Performance Incentive Plan (1997 Restatement).

    On February 20, 1997 and December 5, 1997, options were granted to Executive Officers Donnan-Martin and Johnson pursuant to the Company's 1996 Stock Option and Performance Incentive Plan (1997 Restatement). Such options vest 10%, 10%, 10%, 15%, 20% and 35% on the first through sixth anniversaries of the grant date, respectively, in each case, subject to the holder's continued employment with the executive's employer.

    On May 13, 1997, options were granted to Mr. Jeffries pursuant to the Company's 1996 Stock Option and Performance Incentive Plan (1997 Restatement). Such options vest over nine years, subject to earnings per share performance targets and continued employment with the Company.

(2) Denominated in shares of Limited Common Stock.

(3) Denominated in shares of Common Stock.

(4) The assumed rates of growth were selected by the Securities and Exchange Commission ("SEC") for illustrative purposes only and are not intended to predict or forecast future stock prices.

(5) The per share exercise price of all such options to Mr. Wexner is set at 110% of the fair market value of the stock on the date of grant.

  The following table sets forth certain information relating to stock options exercised and the number and value of shares of Limited Common Stock and Common Stock subject to the stock options held by the executive officers named in the Summary Compensation Table during the Company's 1997 fiscal year and the year-end value of unexercised options held by such executive officers.

                AGGREGATED OPTION EXERCISES IN 1997 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                OPTIONS AT           IN-THE-MONEY OPTIONS AT
                         SHARES ACQUIRED                    FISCAL YEAR END (#)        FISCAL YEAR-END ($)
                               ON             VALUE      ------------------------- ----------------------------
          NAME           EXERCISE (#)(1) REALIZED ($)(2) EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------ --------------- --------------- ----------- ------------- ------------- --------------
Leslie H. Wexner........        --               --      137,500(3)  1,812,500(3)  $1,113,750(3) $ 8,471,250(3)
                                                          25,000(4)     75,000(4)      93,125(4)     279,375(4)
Kenneth B. Gilman.......     31,250         $384,766     222,917(3)    564,583(3)   1,629,430(3)   4,124,476(3)
                                                           4,167(4)     45,833(4)      46,618(4)     512,757(4)
Michael S. Jeffries.....        --               --       52,000(3)      9,000(3)     302,625(3)      82,500(3)
                                                          10,833(5)  1,119,167(5)     163,849(5)  16,927,401(5)
Michele S.
 Donnan-Martin..........     19,500           72,125            --       3,500(3)            --       32,000(3)
                                                           7,000(5)    246,000(5)     105,875(5)   2,623,875(5)
Seth R. Johnson.........        --               --       31,250(3)      3,750(3)     233,250(3)      34,375(3)
                                                           1,625(5)    179,875(5)      24,578(5)   1,623,734(5)

--------
(1) All such shares acquired on exercise represent shares of Limited Common
    Stock.

(2) Calculated on the basis of the number of shares exercised, multiplied by the excess of the fair market value of a share of Limited Common Stock on the date of exercise over the exercise price of such option.

(3) Denominated in shares of Limited Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Limited Common Stock on the last trading day prior to fiscal year-end ($26.50) over the exercise price of such option.

(4) Denominated in shares of the Class A Common Stock of Intimate Brands, Inc. Value is calculated on the basis of the number of shares subject to such option, multiplied by the excess of the fair market value of a share of the Class A Common Stock of Intimate Brands, Inc. on the last trading day prior to fiscal year-end ($25.3125) over the exercise price of such option.

(5) Denominated in shares of Common Stock. Value is calculated on the basis of the number of shares subject to such option, multiplied by the excess of the fair market value of a share of Common Stock on the last trading day prior to fiscal year-end ($31.125) over the exercise price of such option.

COMPENSATION OF DIRECTORS.

  Directors who are not associates of the Company receive an annual retainer of $10,000 per year (increased by $1,500 for each committee chair held), plus a fee of $1,000 for each Board meeting attended ($400 for a telephonic meeting) and, as committee members, receive $600 per committee meeting attended ($200 for a telephonic meeting). Each action in writing taken by the Board or any committee entitles each such director to be paid $200. Associates and officers who are directors receive no additional compensation for services rendered as directors. Under the Company's 1996 Stock Plan for Non-Associate Directors, each director who is not an associate of the Company receives (i) a grant of options to acquire 2,000 shares of Common Stock at a price equal to the fair market value of such shares at the effective date of the Initial Public Offering, (ii) annual grants of options to purchase 2,000 shares of Common Stock at a price equal to the fair market value of such shares at the date of grant and (iii) 50% of the annual retainer in shares of Common Stock. See "Proposal to Approve Adoption of the 1998 Restatement of the 1996 Stock Plan for Non-Associate Directors" below for a summary of the plan as it is proposed to be amended.

EMPLOYMENT AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS.

  In 1997, the Company entered into individual employment agreements with Executive Officers Jeffries, Donnan-Martin and Johnson. Pursuant to these agreements, Mr. Jeffries serves as the Company's Chairman and Chief Executive Officer, Ms. Donnan-Martin serves as the Company's Vice President-General Merchandising Manager, Women's, and Mr. Johnson serves as the Company's Vice President and Chief Financial Officer. The initial term of each agreement is six years, with automatic one-year extensions thereafter unless either party gives written notice to the contrary. Mr. Jeffries' agreement provides for an initial base salary of $600,000, Ms. Donnan-Martin's agreement provides for an initial base salary of $325,000 and Mr. Johnson's agreement provides for an initial base salary of $265,000. Option grants and the value of performance-based stock awards made in 1997 pursuant to the agreements are included in the Summary Compensation Table. Mr. Jeffries' agreement also provides for life insurance coverage of $10 million. Each agreement also provides for incentive plan participation as determined by the Board. Under each agreement, upon the failure of the Company to extend the agreement or the termination of the executive's employment either by the Company other than for cause or by the executive for good reason, the executive will continue to receive the executive's base salary for one year after the termination date. Under the agreements, each executive agrees not to compete with the Company or solicit its employees or customers during the employment term and for one year thereafter. Each executive's agreement provides for disability benefits in addition to the benefits available under the Company's disability plans. In the event any "parachute" excise tax is imposed on any of Executive Officers Jeffries, Donnan-Martin or Johnson, the executive will be entitled to tax reimbursement payments.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

  The Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, are required to file reports of ownership and changes in ownership of the Company's equity securities with the SEC and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

  Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal year 1997 its executive officers, directors, and greater than ten-percent beneficial owners complied with such filing requirements other than Ms. Donnan-Martin who inadvertently filed two reports after the due date therefor relating to two transactions in Common Stock.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee (the "Committee") reviews and approves the Company's executive compensation philosophy and policies and the application of such policies to the compensation of executive officers. Messrs. Wexner and Gilman were compensated by The Limited and did not participate in the Company's compensation programs. The Company and the Committee have also retained independent compensation consultants to assist in developing, and periodically assessing the reasonableness of, the Company's executive officer compensation program.

COMPENSATION PHILOSOPHY.

  The Company seeks to apply a consistent philosophy to compensation for all leadership associates, including senior executives. The primary goal of the compensation program is to link total executive compensation to performance that enhances stockholder value. Accordingly, total compensation for leadership individuals is structured to provide a lower proportion as fixed compensation and a much higher variable proportion keyed to business and stock performance.

  Our philosophy is built on the following basic principles:

 To Pay for Outstanding Performance.

  The Company believes in paying for results. Individuals in leadership roles are compensated based on a combination of total company, and individual performance factors. Total company performance is evaluated primarily based on the degree by which financial targets are met. Individual performance is evaluated based on several factors, including continuing to build the A&F brand, attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an infrastructure to support future business growth, and controlling expenses. In addition, a significant portion of total compensation is in the form of equity-based award opportunities to directly tie any increased compensation to increased stockholder value.

 To Pay Competitively.

  The Company is committed to providing a total compensation program designed to attract the best senior leaders to the business and that retains the best, consistently highest performers. To achieve this goal, the Company annually compares its pay practices and overall pay levels with other leading retail and where appropriate, non-retail companies, and sets pay guidelines based on this review.

 To Pay Equitably.

  The Company believes that it is important to apply generally consistent guidelines for all leadership compensation programs across business units, considering the size, complexity, stage of development and performance of the business, along with the performance of the individual executive.

PRINCIPAL COMPENSATION ELEMENTS.

  The principal elements of executive compensation at the Company are base salary, short-term performance-based cash incentive compensation and equity-based incentive programs. In determining guidelines for each compensation element, the Company participates in compensation surveys which include approximately 75 national and regional specialty and department store retail businesses, chosen because of their general similarity to the Company in business and merchandise focus. In addition, the Company participates in special surveys focusing on special segments of the business, such as merchandise design. The Company, along with its compensation consultants, analyzes executive compensation levels and practices relative to the performance of these competitor companies, and from this information, develops pay guidelines that generally target, and place the Company in, the 75th to 90th percentile of pay for those with exceptional performance. The competitor group that is surveyed is subject to periodic review and is modified from time to time to reflect new businesses, mergers, acquisitions and changes in business focus. The competitor group contains approximately 50% of the companies in the S&P Retail Stores Composite Index represented in the Stockholder Return Graph below. Subject to the needs of the Company, its policy is to attempt to design all incentive and equity-based compensation programs to meet the requirements for deductibility under the Internal Revenue Code of 1986, as amended (the "Code").

 Base Salary.

  The Committee annually reviews and approves the base salary of each executive officer and the Chief Executive Officer. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the Company's overall performance, the individual's overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions. Individual performance is measured against the following factors: seasonal and annual business goals, brand growth strategy and execution, business growth and brand execution goals, and the recruitment and development of future leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

 Performance-Based Cash Incentive Compensation.

  The Company has employed a short-term performance-based cash incentive compensation program for specified key leadership positions that provides for incentive payments for each six-month operating season, based on the extent to which preestablished objective goals are attained.

  The goals under this plan were based on operating income. However, goals also may be based on other objectives and/or criteria, depending on the Company's business strategy. These goals are set at the beginning of each six month season, and are based on an analysis of historical performance and growth expectations for the Company, financial results of other comparable businesses both inside and outside the Company and progress toward achieving the Company's strategic plan.

  Target cash incentive compensation opportunities are established annually for eligible executives stated as a specific percent of base salary. The amount of performance-based incentive compensation earned by participating executives can range from zero to double their incentive target, based upon the extent to which preestablished financial goals are achieved.

 Equity-Based Incentive Programs.

  The Committee believes that continued emphasis on equity-based compensation opportunities encourages performance that enhances stockholder value, thereby further linking leadership and shareholder objectives. In 1997, the Committee awarded equity-based incentive compensation under two programs: a stock option program and a restricted stock program under which shares of restricted stock are granted and earned based on seasonal and annual financial performance. The Committee also believes that restricted stock awards, which are earned based on financial performance and the ultimate vesting of which is subject to continued employment, assist the Company in retaining key high performing executives.

  Award opportunities for each eligible participant are based on guidelines which include size of the executive's business unit, the individual's responsibility level within that business, competitive practice and the market price of the Company's Common Stock. In determining the award for an executive officer, the Committee evaluated competitive practice and the executive officer's performance and criticality to the business.

  Stock Options. In 1997, stock options were awarded to executives in the amounts set forth in the Option Grants in Fiscal Year 1997 Table above. The option program utilizes vesting periods to encourage retention of key executives. The options granted in 1997 to Messrs. Wexner and Gilman cover shares of The Limited. All other 1997 option grants cover the Company's Common Stock. The options granted to Mr. Jeffries are earned subject to performance, and vest on a graduated basis over nine years. The options granted to Messrs. Wexner, Gilman, and Johnson and Ms. Donnan-Martin vest on a graduated basis over six years. The exercise price for each option granted, with the exception of certain options granted to Mr. Wexner (who was granted certain above-market value options), is equal to the fair market value of the underlying common stock on the date of grant.

  Performance-Based Restricted Stock. In 1997, with the exception of Messrs. Wexner, Gilman and Jeffries, the Committee continued a program commenced in 1995 under which executives, including the named executive officers, are eligible to receive restricted stock based on the achievement of preestablished financial goals. Executives can earn from zero to double their targeted number of restricted shares based upon the extent to which financial goals are achieved. In 1997, special restricted stock grants, as outlined in the Summary Compensation Table, were made to Messrs. Gilman (in shares of The Limited) and Jeffries (in Company Common Stock), and are earned based on attainment of specified financial goals. If earned, these shares vest over six years, subject to continued employment.

CEO COMPENSATION.

  Mr. Jeffries has been President and Chief Executive Officer of the Company since February 1992. The Company conducts the same type of competitive review and analysis to determine base salary and incentive guidelines for Mr. Jeffries' position as it does for the other executive positions.

  In 1997, as in prior years, in establishing Mr. Jeffries' compensation package the Committee considered competitive practices, the extent to which the Company achieved operating income and sales growth objectives, continued brand growth strategy and execution, and the actions involved in establishing the Company as a fully independent public company. These factors are considered subjectively in the aggregate and none of these factors is accorded specific weight.

  Because of the full public independence of the Company, the Committee believes that Mr. Jeffries' total compensation package should have even greater emphasis on performance-based equity compensation.

Mr. Jeffries' base salary was increased by 9%, from $550,000 to $600,000, while his performance-based cash incentive target remained at 100%. In 1997, the Company entered into an employment agreement with Mr. Jeffries with an initial term of six years. Pursuant to the Agreement, Mr. Jeffries received a stock option grant of 1,000,000 options that are earned based on specific performance criteria, and once earned, vest over a period of nine years, subject to his continued employment with the Company. Mr. Jeffries was also granted 500,000 shares of restricted stock that are earned based on attainment of specific financial performance, and once earned vest over six years, subject to his continued employment with the Company.

  The Committee believes that under Mr. Jeffries' leadership, the Company's performance over the past five years has been exceptional. Specifically, in 1997, the Company posted a net sales increase of 56%, an operating income increase of 83%, and an earnings per share increase of 96% over the prior year's adjusted earnings per share. As a result of that performance, Mr. Jeffries earned significantly above targeted levels under the performance-based cash incentive program, and the performance-based restricted stock program.

                                     Prepared by the 1997 Compensation
                                      Committee

                                     Ratified by the Current Compensation
                                      Committee/1/

                                          John W. Kessler (Chair)
                                          George Foos
--------
(1) The members of the Compensation Committee in office during fiscal year 1997 resigned as members of the Company's Board of Directors effective upon the consummation of the Split-Off. The current members of the Compensation Committee are Messrs. Kessler (Chair) and Foos.

                           STOCKHOLDER RETURN GRAPH

  The following graph shows the changes, over fiscal year 1997 and the three-month period in fiscal year 1996 commencing after the Initial Public Offering, in the value of $100 invested in the Common Stock of the Company, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's Retail Stores Composite Index. The plotted points represent the closing price on the last day of the fiscal year indicated.

                COMPARISON OF 16 MONTH CUMULATIVE TOTAL RETURN*
              AMONG ABERCROMBIE & FITCH CO., THE S & P 500 INDEX
                     AND THE S & P RETAIL COMPOSITE INDEX

                                  LINE GRAPH

        ABERCROMBIE & FITCH CO.   S & P 500 INDEX   S & P RETAIL COMPOSITE INDEX
        -----------------------   ---------------   ----------------------------

9/26/96         $100                    $100                    $100

1/31/97           86                     115                      94

1/31/98          195                     143                     141


* $100 INVESTED IN STOCK OR IN INDEX ON 9/26/96 - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JANUARY 31.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth the names of all persons who, on May 20, 1998, were known by the Company to be the beneficial owners (as defined in the rules of the SEC) of more than 5% of the shares of Common Stock of the
Company:

     NAME AND ADDRESS                            AMOUNT BENEFICIALLY PERCENT OF
     OF BENEFICIAL OWNER                                OWNED          CLASS
     -------------------                         ------------------- ----------
     The Limited, Inc. .........................      3,115,455(1)      6.0%(1)
      Three Limited Parkway
      P.O. Box 16000
      Columbus, Ohio 43216

--------
(1) The Limited owned 3,115,455 shares of Common Stock as of May 20, 1998, which shares it expects to distribute to Limited stockholders pursuant to the Spin-Off. The Spin-Off will be made to Limited stockholders who are holders of record as of the close of business on May 29, 1998, i.e. the date of this Proxy Statement. Accordingly, after such date, The Limited will not own any shares of Common Stock.

                RELATIONSHIP AND TRANSACTIONS WITH THE LIMITED

SERVICES AGREEMENT.

  On September 27, 1996, the Company and The Limited entered into an intercompany services and operating agreement (the "Old Services Agreement") with respect to services to be provided by The Limited to the Company. Pursuant to the Old Services Agreement, The Limited provided services in exchange for fees which (based on current costs for such services) management believes did not exceed fees that would be paid if such services were provided by an independent third party and which were consistent in all material respects with the allocation of the costs of such services set forth in the historical consolidated financial statements of the Company. The services provided to the Company by The Limited pursuant to the Old Services Agreement included, among other things, certain accounting, associate benefit plan administration, audit, cash management, corporate development, corporate secretary, governmental affairs, human resources and compensation, investor and public relations, legal, risk management, transportation, tax and treasury, store design/planning, real estate and import and shipping services. The net charge for services that were paid by the Company in 1997 was approximately $8.3 million.

  The Old Services Agreement was amended upon the consummation of the Split-Off (as amended, the "New Services Agreement"). The services to be provided by The Limited to the Company under the New Services Agreement include, among other things, certain associate benefit plan administration, information technology services, human resources and compensation, tax, store design/planning, transportation, real estate and import and shipping services. The cost of such services to be charged to the Company generally will equal The Limited's costs in providing the relevant services plus 5% of such costs. The aggregate amounts to be charged to the Company under the New Services Agreement are not expected to be materially different than the amounts charged to the Company under the Old Services Agreement. In addition to the foregoing, the New Services Agreement includes provisions binding on both The Limited and the Company imposing confidentiality obligations with respect to confidential information of the other and prohibiting the hiring of certain of the other's employees.

  Pursuant to the New Services Agreement, each party indemnifies the other, except in certain limited circumstances, against liabilities that the other may incur that are caused by or arise in connection with such party's failure to fulfill its material obligations under the New Services Agreement. The New Services Agreement also provides that (i) the Company will reimburse The Limited for any amounts paid by The Limited under guarantees or arrangements supporting the Company's obligations and (ii) the Company will not take certain actions that could materially and adversely affect the Company's ability to pay any obligations guaranteed or supported by The Limited unless appropriate provision is made such that, in the reasonable judgment of The Limited, The Limited's exposure under any such guarantee or support arrangement is not materially increased.

  The New Services Agreement has a three-year term, although The Limited will cease to provide a substantial majority of the services thereunder upon the first anniversary of the consummation of the Split-Off. Human resources and benefits services will terminate three months after the Split-Off is complete. The New Services Agreement also provides for early termination of the agreement and of individual services by the Company.

SUBLEASE AGREEMENT.

  On June 11, 1995, the Company entered into a sublease agreement with an affiliate of The Limited (the "Sublease Agreement") pursuant to which such affiliate subleases to the Company the distribution center and headquarters office space currently used by the Company. The Sublease Agreement provides that the lessee will lease space at an average annual rental rate equal to $11.00 per square foot in the case of office space and $2.85 per square foot in the case of the distribution center. The Sublease Agreement was amended upon the consummation of the Split-Off to provide for a total term of six years (expiring June 11, 2001), so that the Company may continue to occupy such space for approximately three years after the consummation of the Split-Off, instead of the original fifteen year term.

SHARED FACILITIES AGREEMENTS.

  On September 27, 1996, the Company and the relevant businesses operated by The Limited entered into shared facilities agreements (collectively, the "Shared Facilities Agreements") pursuant to which the Company subleases such facilities from the relevant subsidiary of The Limited. Under the Shared Facilities Agreements, the Company is responsible for its pro rata share (based on square feet occupied) of all costs and expenses (principally fixed rent) under the relevant lease plus the portion of any performance based rent attributable to the Company. This method of allocating such costs and expenses is consistent in all material respects with the allocation of such costs and expenses set forth in the historical consolidated financial statements of the Company. The store lease and other occupancy costs charge paid by the Company in 1997 is approximately $1.3 million. At February 10, 1998, two of the Company's stores were located in space leased by other businesses controlled by The Limited.

TAX-SEPARATION AGREEMENT.

  Prior to the Split-Off, the Company was a member of The Limited's federal consolidated income tax group. Accordingly, the Company's income will be included in the consolidated federal income tax return of The Limited for 1997 and part of 1998. Certain of the Company's subsidiaries also may be included with certain subsidiaries of The Limited in combined, consolidated or unitary income tax groups for state and local tax purposes for 1997 and part of 1998. Effective as of the first day after the Split-Off, the Company will no longer be a member of The Limited's consolidated group for federal income tax purposes, and no Company subsidiaries will be included with subsidiaries of The Limited in combined, consolidated or unitary tax groups for state and local tax purposes. Accordingly, The Limited and the Company have amended their tax-sharing agreement (as amended, the "Tax Disaffiliation Agreement") to reflect the separation of the Company from The Limited with respect to tax matters. The Tax Disaffiliation Agreement reflects each party's rights and obligations with respect to payments and refunds of taxes that are attributable to periods ending on or before the date of the Split-Off and taxes resulting from transactions effected in connection with the Split-Off. The Tax Disaffiliation Agreement also expresses each party's intention with respect to certain tax attributes of the Company after the Split-Off and provides for payments between the two companies for certain tax adjustments made after the Split-Off that cover pre-Split-Off tax liabilities. Other provisions cover the handling of audits, settlements, elections, accounting methods and return filing in cases where both companies have an interest in the results of these activities.

  If pursuant to a plan in existence at the time of the Split-Off, one or more persons were to acquire a 50 percent or greater interest in either The Limited or the Company, The Limited would recognize a gain on the Company Common Stock it distributed in the Split-Off. To minimize this risk, the Company has agreed in the Tax Disaffiliation Agreement to refrain from engaging in certain transactions for two years following the date of the Split-Off without first
(i) obtaining a ruling from the IRS to the effect that such actions will not result in the Split-Off being taxable to The Limited or its stockholders, or
(ii) obtaining an opinion of counsel recognized as an expert in federal income tax matters and acceptable to the other party to the same effect as in (i). Transactions that may be subject to this restriction include, among other things, liquidation, merger or consolidation with, or acquisition by, another company, certain issuances and redemptions of the Company Common Stock, the granting of stock options, the sale, distribution or other disposition of assets in a manner that would adversely affect the tax consequences of the Split-Off or any transactions effected in connection with the Split-Off and the discontinuation of certain businesses.

             PROPOSAL TO APPROVE ADOPTION OF THE 1998 RESTATEMENT
            OF THE 1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

  Subject to stockholder approval, the Company's Board of Directors has adopted the 1996 Stock Option and Performance Incentive Plan (1998 Restatement) (the "Stock Plan"). The only changes made to the Stock Plan are to increase by 2,000,000 the maximum number of shares of Common Stock that may be subject to awards granted under the Stock Plan, provide the Plan Committee (as defined below) with greater discretion in establishing vesting and forfeiture provisions for awards under the Stock Plan, require stockholder approval only for amendments materially increasing the aggregate number of shares of Common Stock issuable under the Stock Plan other than pursuant to the Stock Plan's anti-dilution provisions and provide that it will expire on July 15, 2008. The following summary of the material terms of the Stock Plan, a copy of which is attached hereto as Exhibit A, does not purport to be complete and is qualified in its entirety by the terms of the Stock Plan.

PURPOSE OF PLAN.

  The purpose of the Stock Plan is to attract and retain the best available executive and key management associates for the Company and its subsidiaries and to encourage the highest level of performance by such associates, thereby enhancing the value of the Company for the benefit of its stockholders. The Stock Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of Common Stock and align their interests with the interests of the Company's stockholders.

ADMINISTRATION OF THE STOCK PLAN.

  The Stock Plan is administered by a committee of two or more members of the Company's Board of Directors (the "Plan Committee"). The Plan Committee will be composed of directors who qualify as "non-employee directors" within the meaning of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and as "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the power in its discretion to grant awards under the Stock Plan, to determine the terms thereof, to interpret the provisions of the Stock Plan and to take action as it deems necessary or advisable for the administration of the Stock Plan.

NUMBER OF AUTHORIZED SHARES.

  The Stock Plan provides for awards with respect to a maximum of 2,852,324 shares of Common Stock to associates of the Company and its subsidiaries during the term of the Stock Plan. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Plan Committee. The number and class of shares available under the Stock Plan and/or subject to outstanding awards may be adjusted by the Plan Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of Common Stock attributable to: (i) unexercised Options (as hereinafter defined) which expire or are terminated, surrendered or canceled (other than in connection with the exercise of stock appreciation rights ("SARs"); (ii) shares of Common Stock subject to certain restrictions ("Restricted Shares") which are forfeited to the Company; (iii) units representing shares of Common Stock ("Performance Shares") and units which do not represent shares of Common Stock but which may be paid in shares of Common Stock ("Performance Units") which are not earned and paid and (iv) awards settled in cash in lieu of shares of Common Stock, may be available for subsequent award under the Stock Plan at the Plan Committee's discretion, to the extent permissible under Rule 16b-3 of the Exchange Act.

ELIGIBILITY AND PARTICIPATION.

  Eligibility to participate in the Stock Plan is limited to the named executive officers and full-time executive and key management associates of the Company and its subsidiaries who are selected by the Plan Committee. Currently, approximately 400 associates of the Company and its subsidiaries are within the classes eligible to participate in the Stock Plan. The Company anticipates that approximately 30% of those eligible will participate in the Stock Plan. Participation in the Stock Plan is subject to the discretion of the Plan Committee and will be based upon the associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Plan Committee deems relevant. No associate may be granted in any calendar year awards covering more than 1,500,000 shares of the Company's Common Stock.

TYPE OF AWARDS UNDER THE STOCK PLAN.

  The Stock Plan provides that the Plan Committee may grant awards to eligible associates in any of the following forms, subject to such terms, conditions and provisions as the Plan Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) nonstatutory stock options ("NSOs"); (iii) SARs; (iv) Restricted Shares; (v) Performance Shares;
(vi) Performance Units; (vii) shares of unrestricted Common Stock of the Company ("Unrestricted Shares") and (viii) tax offset payments ("Tax Offset Payments").

GRANT OF OPTIONS AND SARS.

  The Plan Committee may award ISOs and/or NSOs (collectively, "Options") to eligible associates. SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"). Tandem SARs may be awarded by the Plan Committee either at the time the related Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Option.

EXERCISE PRICE.

  The exercise price with respect to an Option is determined by the Plan Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Plan Committee will specify the base price of the shares of the Company's Common Stock to be issued for determining the amount of cash or number of shares of the Company's Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of the Company's Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Company's Common Stock underlying the award on the date of grant. Information as to awards under the Stock Plan to named executive officers and other participants is set forth in the table below.

VESTING.

  The Plan Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS.

  No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Shareholder") unless the exercise price per share of the Company's Common Stock subject to such ISO is at least 110% of the fair market value per share of the Company's Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of the Company's Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs' grant. ISOs may not be granted more than ten years after the date of adoption of the Stock Plan by the Company's Board of Directors.

EXERCISE OF OPTIONS AND SARS.

  An Option may be exercised by written notice to the Plan Committee stating the number of shares of the Company's Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Plan Committee may, at its discretion, accept shares of the Company's Common Stock as payment (valued at their fair market value on the date of exercise).

  Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Plan Committee (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of the Company's Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of the Company's Common Stock. Nontandem SARs shall be exercisable for the period determined by the Plan Committee.

SURRENDER OR EXCHANGE OF SARS.

  Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the associate will be entitled to receive shares of the Company's Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of the Company's Common Stock as of the date the Tandem SAR is exercised over (ii) the exercise price per share specified in such Option, multiplied by (B) the number of shares of the Company's Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of the Company's Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of the Company's Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR multiplied by (B) the number of shares of the Company's Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Plan Committee, in its discretion, may cause all or any portion of the Company's obligation to an associate in respect of the exercise of an SAR to be satisfied in cash in lieu of shares of the Company's Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS.

  Options and SARs are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS.

  Options will expire at such time as the Plan Committee determines; provided, however, that no Option may be exercised more than ten years from the date of grant, unless an ISO is held by a 10% Shareholder, in which case such ISO may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS AND SARS.

  Except as the Plan Committee may at any time provide, Options and SARs may be exercised within three months after the termination of an associate's employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Except as the Plan Committee may at any time provide, upon the death or total disability of an associate while employed by the Company or its subsidiaries (or upon the death of an associate within three months after termination of employment), Options and SARs, to the extent then exercisable, shall remain exercisable for (i) one year following such associate's death or (ii) during the first nine months that the associate receives benefits under the Company's Long-Term Disability Plan.

RESTRICTED SHARES.

  Restricted Shares granted to associates under the Stock Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Plan Committee. The Plan Committee may also impose additional restrictions on the associate's right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. Performance objectives under the Stock Plan will be determined by the Plan Committee and will be based on operating income and/or gross margin objectives for each relevant division. These objectives will be based on any one or more of the following: price of the Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Plan Committee may not use any discretion to modify award results except as permitted under
Section 162(m) of the Code.

  Except as the Plan Committee may at any time provide, holders of Restricted Shares may not exercise the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions.

  Except as the Plan Committee may at any time provide, upon termination of the associate's employment with the Company, Restricted Shares granted to such associate shall be forfeited.

PERFORMANCE SHARES AND PERFORMANCE UNITS.

  The Plan Committee may award to associates Performance Shares, each equivalent to one share of the Company's Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Shares and Performance Units so awarded will be credited to an account established and maintained for the associate. The Plan Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

  Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Plan Committee may, at its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment of vested Performance Shares and Performance Units may be made in cash, Common Stock of the Company or any combination thereof, as determined by the Plan Committee.

  No voting or dividend rights attach to the Performance Shares; however, the Plan Committee may credit an associate's Performance Share account with additional Performance Shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

UNRESTRICTED SHARES.

  Unrestricted Shares may also be granted at the discretion of the Plan Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

TAX WITHHOLDING AND TAX OFFSET PAYMENTS.

  The Plan Committee may require payment, or withhold payments made by the Stock Plan, in order to satisfy applicable withholding tax requirements. The Plan Committee may make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in the Stock Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Plan Committee) by all or a portion of the taxable income recognized by an associate upon: (i) the exercise of an NSO or an SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares; (iv) the award of Unrestricted Shares or (v) payments for Performance Shares or Performance Units.

TERM OF STOCK PLAN.

  Unless earlier terminated by the Company's Board of Directors, the Stock Plan will terminate on July 15, 2008.

AMENDMENT AND TERMINATION.

  The Company's Board of Directors may suspend, amend, modify or terminate the Stock Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would materially increase the aggregate number of shares issuable under the Stock Plan except for antidilution adjustments permitted by the Stock Plan.

  Awards granted prior to a termination of the Stock Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Stock Plan shall adversely affect the rights of an associate in awards previously granted without such associate's consent.

  Set forth below is a summary of the awards that were made in fiscal year 1997 pursuant to the prior Stock Plan.

   1997 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN (1998 RESTATEMENT) TABLE

                                                                     NUMBER
                          NAME AND POSITION                         OF UNITS
                          -----------------                         ---------
   Leslie H. Wexner, Chairman of the Board........................        -- (1)
   Kenneth B. Gilman, Vice Chairman...............................        -- (1)
   Michael S. Jeffries, President and Chief Executive Officer.....  1,000,000(2)
                                                                      500,000(3)
   Michele S. Donnan-Martin, Vice President--General Merchandising
    Manager--Women's..............................................    225,000(2)
                                                                       10,000(3)
   Seth R. Johnson, Vice President--Chief Financial Officer.......    175,000(2)
                                                                        6,000(3)
   All Executive Officers as a Group..............................  1,400,000(2)
                                                                      516,000(3)
   All Current Directors Who are Not Executive Officers as a
    Group.........................................................        --
                                                                          --
   All Associates other than Executive Officers a Group...........    263,000(2)
                                                                       14,000(3)

--------
(1) Messrs. Wexner and Gilman did not participate in the prior Stock Plan in the last fiscal year.

(2) Consists of options to purchase shares of Common Stock. As of the close of trading on May 22, 1998, the market value of a share of Common Stock was $41.625.

(3) Consists of restricted shares of Common Stock, which will generally vest as set forth in footnote 3 to the Summary Compensation Table, in each case subject to the holder's continued employment with the Company.

FEDERAL INCOME TAX CONSEQUENCES.

 Stock Options.

  There will be no federal income tax consequences to the associate or the Company upon the grant of either an ISO or an NSO under the Stock Plan. Upon exercise of an NSO, an associate generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock; less (ii) the exercise price of the NSO. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

  Upon the exercise of an ISO, an associate recognizes no immediate taxable income. Income recognition is deferred until the associate sells the shares of Common Stock. If the ISO is exercised no later than three months after the termination of the associate's employment, and the associate does not dispose of the shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an associate's death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the shares of Common Stock are not held for the full term of the holding period outlined above, the gain on the sale of such Common Stock, being the lesser of: (i) the fair market value of the shares of Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the associate as ordinary income and, subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the shares of Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Stock Appreciation Rights.

  There will be no federal income tax consequences to either the associate or the Company upon the grant of an SAR. However, the associate generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Restricted Shares.

  There will be no federal income tax consequences to either the associate or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the associate generally will recognize taxable income equal to the then fair market value for the shares of Common Stock and, subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, the associate may elect, within thirty days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Performance Shares and Units.

  There will be no federal income tax consequences to the associate or the Company upon the grant of Performance Shares or Performance Units. Associates generally will recognize taxable income at the time when payment for the Performance Shares or Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. Subject to Section 162(m) of the Code, and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Unrestricted Shares.

  Associates generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Section 16 of the Exchange Act.

  Associates who are subject to Section 16 of the Exchange Act and receive shares of Common Stock under the Stock Plan will not recognize ordinary income at that time unless (i) an election is made by such associate under Section 83(b) of the Code or (ii) the sale of such shares by such associate at a profit is no longer subject to Section 16(b) of the Exchange Act (generally
(1) in the case of options, six months following the date of grant of the option to which the shares relate and (2) otherwise, six months after the receipt of shares). Such associate will instead recognize ordinary income equal to the fair market value of such shares received (less the price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Exchange Act and, subject to Section 162(m) of the Code, the Company or an affiliate generally will be entitled to a deduction of an equal amount for federal income tax purposes at that time provided that applicable reporting requirements are satisfied. An associate subject to
Section 16 of the Exchange Act may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares, to recognize income at the time of transfer equal to the difference between the price paid for such shares, if any, and the fair market value of such shares. Such amount will be taxed as ordinary income to the associate and, subject to Section 162(m) of the Code and satisfaction of applicable reporting requirements, generally will be allowed as a deduction for federal income tax purposes to the Company.

REQUIRED VOTE.

  Approval of the Stock Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PLAN AS DESCRIBED HEREIN.

          PROPOSAL TO APPROVE ADOPTION OF THE 1998 RESTATEMENT OF THE
                  1996 STOCK PLAN FOR NON-ASSOCIATE DIRECTORS

  Subject to stockholder approval, the Company's Board of Directors has adopted the Abercrombie & Fitch Co. 1996 Non-Associate Director Stock Plan (1998 Restatement) (the "Director Stock Plan"). The only changes made to the Director Stock Plan are to provide for grant of an option to acquire 10,000 shares of Common Stock to an Eligible Director (as defined below) upon the initial election of such Eligible Director to the Board of Directors, to increase by 100,000 the maximum number of shares of Common Stock that may be subject to awards granted under the Director Stock Plan and to provide that it will expire on July 15, 2008. The following summary of the material terms of the Director Stock Plan, a copy of which is attached hereto as Exhibit B, does not purport to be complete and is qualified in its entirety by the terms of the Director Stock Plan.

PURPOSE OF PLAN.

  The purpose of the Director Stock Plan is to promote the interests of the Company and its shareholders by increasing the proprietary interest of non-associate directors in the growth and performance of the Company.

ELIGIBILITY.

  Directors of the Company who are not associates of the Company or its affiliates ("Eligible Directors") are eligible to participate in the Director Stock Plan.

TYPES OF AWARDS UNDER THE DIRECTOR STOCK PLAN.

  Pursuant to the Director Stock Plan, upon their initial election to the Board of Directors (or in the case of Eligible Directors first elected to the Board of Directors prior to approval of the Director Stock Plan by the Company's stockholders, upon the date of such approval), each new Eligible Director is granted options to acquire 10,000 shares of Common Stock at a price equal to the then fair market value of such shares. On the first business day of each fiscal year of the Company commencing thereafter, each Eligible Director will be granted an option to purchase 2,000 shares of Common Stock as of such first business day of such fiscal year at a per share exercise price equal to the fair market value of a share of Common Stock on such date. Each option will: (i) vest in annual 25% increments commencing on the first anniversary of the grant date; and (ii) expire on the earlier of the tenth anniversary of the date of grant and one year from the date on which an optionee ceases to be an Eligible Director. The exercise price per share of Common Stock shall be 100% of the fair market value per share on the date the option is granted. The exercise price of options must be paid in cash.

  In addition, the Director Stock Plan provides that each Eligible Director will receive 50% of such Eligible Director's annual retainer in unrestricted shares of Common Stock.

NUMBER OF AUTHORIZED SHARES.

  The maximum number of shares of Common Stock in respect of which options may be granted and shares awarded in lieu of 50% of the annual retainer under the Director Stock Plan is 182,000. Shares of Common Stock subject to options that are forfeited, terminated or canceled will again be available for awards. The shares of Common Stock to be delivered under the Director Stock Plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares. The number and class of shares available under the Director Stock Plan and/or subject to outstanding options may be adjusted by the Board of Directors to prevent dilution or enlargement or rights in the event of various changes in the capitalization of the Company.

ADMINISTRATION OF THE DIRECTOR STOCK PLAN.

  The Director Stock Plan will be administered by the Board of Directors. Subject to the provisions of the Director Stock Plan, the Board shall be authorized to interpret the Director Stock Plan, to establish, amend, and rescind any rules and regulations relating to it and to make all other determinations necessary or advisable for its administration; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of Common Stock subject to any such options, the purchase price thereunder or the timing or term of grants of options. The determinations of the Board in the administration of the Director Stock Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Director Stock Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Director Stock Plan and any rules and regulations relating to it shall be determined in accordance with the laws of the State of Delaware.

TRANSFERABILITY.

  The options granted under the Director Stock Plan may not be assigned or transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

  Shares issued under the Director Stock Plan in respect of 50% of the annual retainer may be assigned or transferred.

TERM OF PLAN.

  No option may be granted under the Director Stock Plan after the tenth annual meeting of the Company's shareholders following its approval by the Company's stockholders.

AMENDMENTS.

  The Director Stock Plan may be amended by the Company's Board of Directors, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Company's Board of Directors may not, except in certain limited circumstances, without the authorization and approval of stockholders: (i) increase the number of shares of Common Stock which may be purchased pursuant to options, either individually or in the aggregate; (ii) change the requirement that option grants be priced at fair market value; (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase benefits thereunder. The provisions governing eligibility, the grant, terms and conditions of the options and the award of shares of Common Stock in respect of the annual retainer and, for purposes of the Director Stock Plan, the amount of the annual retainer, may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under either such statute.

AWARDS UNDER THE PLAN.

  The following table sets forth amounts that would have been paid to the current Non-Associate Director group under the Director Stock Plan had it been in effect, and assuming the members of such group being first elected to the Company's Board of Directors, in fiscal 1997.

   1996 NON-ASSOCIATE DIRECTOR STOCK PLAN (1998 RESTATEMENT) BENEFITS TABLE

                                                                   NUMBER
                                                                     OF
     NAME AND POSITION                                             UNITS
     -----------------                                             ------
     Non-Associate Director Group (Based on 5 Eligible Directors)   1,205(1)
                                                                   50,000(2)

--------
(1) Consists of shares of Common Stock awarded in respect of 50% of each such director's annual retainer, valued as of the date such retainer is paid.
(2) Consists of options to purchase shares of Common Stock. Each such option will vest in 25% increments commencing on the first anniversary of the date of grant. As of the close of trading on May 22, 1998, the market value of a share of Common Stock was $41.625.

FEDERAL INCOME TAX CONSEQUENCES.

  Options. There are no federal income consequences to an Eligible Director or to the Company upon the grant of an option under the Director Stock Plan.

  Eligible Directors, all of whom are subject to Section 16 of the Exchange Act, who receive shares of Common Stock by reason of the exercise of an option under the Director Stock Plan, will not recognize ordinary income at that time unless (i) an election is made by such optionee under Section 83(b) of the Code or (ii) the sale of such shares by such optionee at a profit is no longer subject to Section 16(b) of the Exchange Act. Such optionee will instead recognize ordinary income equal to the fair market value of such shares received (less the exercise price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Exchange Act, and the Company or an affiliate will be entitled to a deduction of an equal amount for federal income tax purposes at that time, provided that, applicable reporting requirements are satisfied. In the alternative, such optionee may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares to the optionee, to recognize income at the time of exercise equal to the difference between the option price and any higher fair market of the shares of Common Stock, generally on the date of exercise, will be taxed as ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the Company.

  Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of any option generally will be taxed as capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the shares for determining gain or loss on the disposition will generally be the fair market value of such shares determined under either of the procedures set forth above.

REQUIRED VOTE.

  Approval of the Director Stock Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR STOCK PLAN.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  During the Company's 1997 fiscal year, Coopers & Lybrand L.L.P. served as the Company's independent public accountants and in that capacity rendered an opinion on the Company's consolidated financial statements as of and for the fiscal year ended January 31, 1998. The Company annually reviews the selection of its independent public accountants; no selection has yet been made for the current fiscal year.

  Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

                             STOCKHOLDER PROPOSALS

  Any proposals of stockholders which are intended to be presented at the next Annual Meeting of Stockholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before January 29, 1999, may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

                           EXPENSES OF SOLICITATION

  The expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies will be paid by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company has retained Shareholder Communications Corporation, New York, New York, to aid in the solicitation of proxies with respect to shares held by brokerage houses, custodians, fiduciaries and other nominees for a fee of approximately $5,000, plus expenses. The Company does not expect to pay any other compensation for the solicitation of proxies.

                                          By Order of the Board of Directors
                                          /s/ Michael S. Jeffries
                                          Michael S. Jeffries
                                          Chairman and Chief Executive Officer

                                                                      EXHIBIT A

                            ABERCROMBIE & FITCH CO.

               1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                              (1998 RESTATEMENT)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

  1.1 Establishment and Effective Date. Abercrombie & Fitch Co., a Delaware corporation (the "Company"), hereby establishes a stock incentive plan to be known as the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan (1998 Restatement) (the "Plan"). The Plan shall become effective on July 16, 1998, subject to the approval of the Company's stockholders at the 1998 Annual Meeting. Upon approval of the Plan by the Board of Directors of the Company (the "Board"), awards may be made as provided herein, subject to stockholder approval.

  1.2 Purpose. The Company desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

                                   ARTICLE 2

                                    AWARDS

  2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 7, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock (as defined below) which are restricted as provided in Article 11 ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 12 ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in
Article 13 ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares") and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 15.

  2.2 Maximum Shares Available. The maximum aggregate number of shares of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock") available for award under the Plan, including shares of Common Stock awarded as Tax Offset Payments, is 2,852,324 subject to adjustment pursuant to
Article 16. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

  2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require associates to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3 under the Act.

                                   ARTICLE 3

                                ADMINISTRATION

  3.1 Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "outside director" (within the meaning of Section 162(m) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3)(i) under the Act).

  3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option, (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

  3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

  3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

  3.5 Liability; Indemnification. No member of the Committee, nor any associate to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  ELIGIBILITY

  Awards shall be limited to executive and key management associates who are regular, full-time associates of the Company, its present and future subsidiaries. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted. No associate may be granted in any calendar year awards covering more than 1,500,000 shares of Common Stock.

                                   ARTICLE 5

                                 STOCK OPTIONS

  5.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

  5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

  5.3 Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10, except as otherwise provided in
Section 6.1 with respect to ten (10) percent stockholders of the Company.

  5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash, or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate.

  5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

  6.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

  6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

  6.3 Limitations on Time of Grants. No grant of an Incentive Stock Option shall be made under this Plan after the termination date set forth in Section
19.10 hereof.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

  7.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

  7.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

  7.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

  7.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.3 or 7.4 hereof and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.6, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

  7.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

  No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by an associate only during his or her lifetime, or following his or her death pursuant to Article 10.

                                   ARTICLE 9

                           TERMINATION OF EMPLOYMENT

  9.1 Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so on the date of the termination of his employment) at any time within three (3) months after such termination of employment.

  9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised at any time during the first nine
(9) months that the associate receives benefits under the VABCO Long-Term Disability Plan (the "Disability Plan") to the extent otherwise exercisable during such nine-month period. For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

                                  ARTICLE 10

                              DEATH OF ASSOCIATE

  If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death or such other period as the Committee may at any time provide, but in no case later than the date on which the Option or Stock Appreciation Right would otherwise terminate.

                                  ARTICLE 11

                               RESTRICTED SHARES

  11.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to associates, subject to such restrictions, conditions and other terms as the Committee may determine.

  11.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives which may be applicable to all or any portion of the Restricted Shares. Except with respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

  11.3 Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each associate to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the associate, provided that such certificates bear an appropriate legend or other restriction on transfer. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the associate's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

  11.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an associate with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 11.

  11.5 Forfeiture. Except as the Committee may at any time provide, any Restricted Shares granted to an associate pursuant to the Plan shall be forfeited if the associate terminates employment with the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

  11.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the associate or the associate's beneficiary or estate, as the case may be.

  11.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an associate, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

                                  ARTICLE 12

                              PERFORMANCE SHARES

  12.1 Award of Performance Shares. For each Performance Period (as defined in
Section 12.2), Performance Shares may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an associate shall be credited to an account (a "Performance Share Account") established and maintained for such associate.

  12.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different associates receiving Performance Shares. Performance Periods may run consecutively or concurrently.

  12.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the associate to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the associate. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of the associate's employment prior to the end of the Performance Period.

  12.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the associate pursuant to Section 12.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

  12.5 Voting and Dividend Rights. No associate shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an associate's Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

                                  ARTICLE 13

                               PERFORMANCE UNITS

  13.1 Award of Performance Units. For each Performance Period (as defined in
Section 12.2), Performance Units may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the associate pursuant to Section 13.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an associate shall be credited to an account (a "Performance Unit Account") established and maintained for such associate.

  13.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the associate to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the associate. The Committee may also determine, in its sole discretion, that Performance Units awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of employment of the associate by the Company.

  13.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the associate pursuant to Section 13.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine, the Company shall pay to the associate an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

                                  ARTICLE 14

                              UNRESTRICTED SHARES

  14.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Except as required by applicable law, no payment shall be required for Unrestricted Shares.

  14.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each associate to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the associate, and shall deliver such certificates to the associate as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 15

                              TAX OFFSET PAYMENTS

  The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments, which, if awarded, may be in cash or shares of Common Stock, shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an associate upon (i) the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right, (ii) the disposition of shares received upon exercise of an Incentive Stock Option, (iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares or
(v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist associates in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 8.

                                  ARTICLE 16

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 17

                           AMENDMENT AND TERMINATION

  The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of shares which may be issued under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award.

                                  ARTICLE 18

                               WRITTEN AGREEMENT

  Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement, executed by the associate and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 19

                           MISCELLANEOUS PROVISIONS

  19.1 Fair Market Value. "Fair market value" for purposes of this Plan, shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

  19.2 Tax Withholding. The Company shall have the right to require associates or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the associate or (ii) having the Company withhold from shares otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

  19.3 Compliance With Section 16(b) and Section 162(m). In the case of associates who are or may be subject to Section 16 of the Act, it is the intent of the Company that any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

  19.4 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

  19.5 General Creditor Status. Associates shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any associate or beneficiary or legal representative of such associate. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

  19.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such associate's employment at any time.

  19.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the associate at the associate's address as set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

  19.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  19.9 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

  19.10 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on the earlier of the tenth (10th) anniversary of the date of adoption of the Plan by the Board or July 15, 2008.

                                                                      EXHIBIT B

                            ABERCROMBIE & FITCH CO.

                  1996 STOCK PLAN FOR NON-ASSOCIATE DIRECTORS

                              (1998 RESTATEMENT)

1. PURPOSE

  The purpose of the Abercrombie & Fitch Co. 1996 Stock Plan for Non-Associate Directors (1998 Restatement) (the "Plan") is to promote the interests of Abercrombie & Fitch Co. (the "Company") and its stockholders by increasing the proprietary interest of non-associate directors in the growth and performance of the Company by granting such directors options to purchase shares of Class A Common Stock, par value $.01 per share (the "Shares") of the Company and by awarding Shares to such directors in respect of a portion of the Retainer (as defined in Section 6(b)) payable to such directors.

2. ADMINISTRATION

  The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

  The class of individuals eligible to receive grants of options and awards of Shares in respect of the Retainer under the Plan shall be directors of the Company who are not associates of the Company or its affiliates ("Eligible Directors"). Any holder of an option or Shares granted hereunder shall hereinafter be referred to as a "Participant".

4. SHARES SUBJECT TO THE PLAN

  Subject to adjustment as provided in Section 7, an aggregate of 182,000 Shares shall be available for issuance under the Plan. The Shares deliverable upon the exercise of options or in respect of the Retainer may be made available from authorized but unissued Shares or treasury Shares. If any option granted under the Plan shall terminate for any reason without having been exercised, the Shares subject to, but not delivered under, such option shall be available for issuance under the Plan.

5. GRANT, TERMS AND CONDITIONS OF OPTIONS

  (a) On the date an Eligible Director is first elected to the Board such Eligible Director shall be granted an option to purchase 10,000 Shares, provided, however, in respect of the first election to the Board of Eligible Directors prior to the Effective Date, such option shall be granted on the Effective Date.

  (b) Each Eligible Director on the first business day of a fiscal year of the Company beginning after the Effective Date (as defined in Section 11), will be granted on such a day an option to purchase 2,000 Shares.

  (c) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

   (i) Price. The purchase price per Share deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of the Plan, Fair Market Value shall be the closing price of the Shares as reported on the principal exchange on which the shares are listed for the date in question, or if there were no sales on such date, the most recent prior date on which there were sales.

   (ii) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash.

   (iii) Exercisability and Term of Options. Options shall become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, provided the holder of such Option is an Eligible Director on such anniversary, and shall be exercisable until the earlier of ten years from the date of grant and the expiration of the one year period provided in paragraph (iv) below.

   (iv) Termination of Service as Eligible Director. Upon termination of a Participant's service as a director of the Company for any reason, all outstanding options held by such Eligible Director, to the extent then exercisable, shall be exercisable in whole or in part for a period of one year from the date upon which the Participant ceases to be a Director, provided that in no event shall the options be exercisable beyond the period provided for in paragraph (iii) above.

   (v) Nontransferability of Options. No option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, options may be transferred pursuant to a qualified domestic relations order.

   (vi) Option Agreement. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6. GRANT OF SHARES

  (a) From and after the Effective Date, 50% of the Retainer of each Eligible Director shall be paid in a number of Shares equal to the quotient of (i) 50% of the Retainer divided by (ii) the Fair Market Value on the Retainer Payment Date. Cash shall be paid to an Eligible Director in lieu of a fractional Share.

  (b) For purposes of this Plan "Retainer" shall mean the annual retainer payable to an Eligible Director (as defined in Section 3) for any fiscal quarter of the Company, the amount of which Retainer may not be changed for purposes of this Plan more often than once every six months and

  "Retainer Payment Date" shall mean the first business day of the Company's calendar quarter.

7. ADJUSTMENT OF AND CHANGES IN SHARES

  In the event of a stock split, stock dividend, extraordinary cash dividend, subdivision or combination of the Shares or other change in corporate structure affecting the Shares, the number of Shares authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per Share thereunder.

8. NO RIGHTS OF SHAREHOLDERS

  Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been issued.

9. PLAN AMENDMENTS

  The Plan may be amended by the Board as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders of the Company: (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 7, (ii) change the requirement of Section 5(b) that option grants be priced at Fair Market Value, except as permitted by Section 7 or (iii) modify in any respect the class of individuals who constitute Eligible Directors. The provisions of Sections 3, 5 and/or 6 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules under either such statute.

10. LISTING AND REGISTRATION

  Each Share shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Shares, no such Share may be disposed of unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

11. EFFECTIVE DATE AND DURATION OF PLAN

  The Plan shall become effective on the date of the approval of the Plan by the Company's stockholders ("Effective Date"). The Plan shall terminate the day following the tenth Annual Shareholders Meeting at which Directors are elected succeeding the Effective Date unless the Plan is extended or terminated at an earlier date by Shareholders or is terminated by exhaustion of the Shares available for issuance hereunder.

                                     PROXY
                            ABERCROMBIE & FITCH CO.
               This Proxy is Solicited by the Board of Directors
                        Annual Meeting of Stockholders
                                 July 16, 1998

     The Board of Directors recommends a vote "FOR" each of the named nominees and "FOR" approval of the Plans referred to below. If no specification is indicated, the shares represented by this proxy will be voted as recommended by the Board.

Election of Directors, Nominees:
John A. Golden, Seth R. Johnson

1. Election of Directors
                                FOR     WITHHELD
                                [ ]       [ ]

For, except vote withheld from the following nominee(s):


--------------------------------------------------------------------------------
2. Approval of the 1998 Restatement of the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan

                        FOR        AGAINST         ABSTAIN
                        [ ]          [ ]             [ ]

               (Continued and to be signed on the reverse side)

3. Approval of the 1998 Restatement of the Abercrombie & Fitch Co. 1996 Stock Plan for Non-Associate Directors

                        FOR        AGAINST         ABSTAIN
                        [ ]          [ ]             [ ]

     The undersigned hereby appoints Michael S. Jeffries and Seth R. Johnson, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of Abercrombie & Fitch Co. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on July 16, 1998 at 10:00 a.m., Eastern Daylight Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 29, 1998.

SIGNATURE(S)                                    DATE
             ----------------------------------      --------

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If stock is held jointly, signature should include both names. Executors, Administrators, Trustees, Guardians and others signing in a representative capacity should indicate full titles.

P R O X Y

                            ABERCROMBIE & FITCH CO.
               This Proxy is Solicited by the Board of Directors
                        Annual Meeting of Stockholders
                                 July 16, 1998

The undersigned hereby appoints Michael S. Jeffries and Seth R. Johnson, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of Abercrombie & Fitch Co. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on July 16, 1998 at 10:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

Election of Directors, Nominees:
John A. Golden, Seth R. Johnson

SAID PROXIES ARE DIRECTED TO VOTE AS MARKED ON THE REVERSE SIDE AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                    (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                            3249

[X] Please mark your votes as in this example.

     The Board of Directors recommends a vote "FOR" each of the named nominees and "FOR" approval of the Plans referred to below. If no specification is indicated, the shares represented by this proxy will be voted as recommended by the board.

1. Election of Directors        FOR     WITHHELD
   (see reverse)                [ ]       [ ]

For, except vote withheld from the following nominee(s):

----------------------------

2. Approval of the 1998 Restatement of the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan

                                FOR     AGAINST         ABSTAIN
                                [ ]       [ ]             [ ]

3. Approval of the 1998 Restatement of the Abercrombie & Fitch Co. 1996 Stock Plan for Non-Associate Directors

                                FOR     AGAINST         ABSTAIN
                                [ ]       [ ]             [ ]

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 29, 1998.

IMPORTANT: Please date this Proxy and sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Executors, Administrators, Trustees, Guardians and others signing in a representative capacity should indicate full titles.

SIGNATURE(S)                                    DATE:
             ----------------------------------       --------

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE